The Olstein All Cap Value Fund

Adviser Class
(Trading Symbol: OFAFX)

Class A
(Trading Symbol: OFAVX)

Class C
(Trading Symbol: OFALX)

The Olstein Strategic Opportunities Fund

Adviser Class
(Trading Symbol: OFSFX)

Class A
(Trading Symbol: OFSAX)

Class C
(Trading Symbol: OFSCX)

Prospectus

October 28, 2021

The SEC has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Olstein Funds
Series of Managed Portfolio Series (the “Trust”)

Summary Section

Olstein All Cap Value Fund
Investment Objective
The Olstein All Cap Value Fund’s (the “Fund” or “All Cap Value Fund”) primary investment objective is long-term capital appreciation and its secondary objective is income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or another series of the Trust managed by Olstein Capital Management, L.P. (“OCM” or the “Adviser”). Sales load waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial adviser and in the Prospectus under the section titled, “Shareholder Information – Class Descriptions” on page 38 of the Fund’s statutory Prospectus. The table below does not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares.

Shareholder Fees (fees paid directly from your investment)	Adviser Class	Class A		Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	5.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None	(1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Adviser Class	Class A	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.14%	1.39%	2.14%
(1)Purchases of $1 million or more, or purchases into account(s) with accumulated value of $1 million or more that were not subject to a front-end sales charge, are subject to a contingent deferred sales charge (“CDSC") of 1.00% if sold within one year of the purchase date.
Expense Example
The expense examples below are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. The examples below do not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$116	$362	$628	$1,386
Class A	$684	$966	$1,269	$2,127
Class C (assuming sale of all shares at end of period)	$317	$670	$1,149	$2,472
Class C (assuming no sale of shares)	$217	$670	$1,149	$2,472
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2021, the Fund's portfolio turnover rate was approximately 42% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks that the Fund’s investment adviser, Olstein Capital Management, L.P. (“OCM”), believes are significantly undervalued. OCM follows an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business. The Fund uses several valuation methods to determine private market value, all of which emphasize expected future free cash flow. Future free cash flow represents the cash that a company is able to generate from operations after any required investment to maintain or expand its asset base (i.e., after required capital expenditures and working capital needs).
When evaluating the value of stocks for the Fund, OCM undertakes an in-depth analysis of financial statements, as it seeks to identify early signs of potential changes in a company’s ability to generate sustainable free cash flow as well as its potential to grow that may not be recognized by the financial markets. When determining sustainable free cash flow and the quality of earnings, OCM assesses the accounting practices and assumptions used to construct financial statements against the economic reality of the company’s business. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.
OCM believes stock prices often fall below a company’s private market value as a result of a short-term focus on, or an overreaction to, negative information regarding the company or its industry, or negative overall market psychology. The Fund seeks to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at a discount to OCM’s estimate of private market value, which could result in above-average capital appreciation if such discount is corrected by market forces or other catalysts that change perceptions.
The Fund’s bottom-up analysis seeks to identify companies with unique business fundamentals and a competitive edge, which usually provide a greater predictability of future free cash flow. Companies with free cash flow have the potential to enhance shareholder value by increasing dividends, repurchasing shares, reducing debt, engaging in strategic acquisitions, withstanding an economic downturn without adopting harmful short term strategies or being an attractive acquisition target.
The Fund will invest in companies without regard to whether they are conventionally categorized as small, medium, or large capitalization or whether they are characterized as growth, value, cyclical, or any other category. OCM’s assessment of a company’s intrinsic value relative to its market price is the key determinant influencing all investment decisions. The Fund may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including American depositary receipts ("ADRs") and will limit the Fund’s foreign investments to investments in developed countries, rather than countries with developing or emerging markets.
Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk. The Fund’s net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk. The Fund is actively managed and may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if OCM cannot successfully implement the Fund’s investment strategies.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.
Small- and Mid-Sized Company Risk. Small- and mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals.
Value-Style Investing Risk. The Fund uses a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated.
Foreign Investing Risk. Investing in foreign companies typically involves more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include risks related to currency exchange rate fluctuations, country or government specific issues (for example, terrorism, war, social and economic instability, currency devaluations, and restrictions on foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.
ADR Risk. ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class C shares of the Fund from year to year and by showing how the average annual returns of Class C shares and Adviser Class shares of the Fund over time compare to the performance of the Russell 3000® Value Index, Russell 3000® Index and S&P 500® Index. The Russell 3000® Value Index, Russell 3000® Index and S&P 500® Index represent broad measures of market performance.  Fund returns shown in the bar chart do not reflect the 1.00% contingent deferred sales charge on Class C shares. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s Class A shares and the contingent deferred sales charge of 1.00% during the one year period for the Class C shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at https://www.olsteinfunds.com or by calling (800) 799‑2113.

Calendar Year Total Returns as of December 31(1):

40%
30%
20%
10%
0%
-10%
-20%
-30%
-4.30%
15.30%
36.41%
15.03%
-9.51%
11.53%
14.29%
-10.99%
27.15%
10.01%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

(1)The Fund is the accounting successor to the Olstein All Cap Value Fund, a series of The Olstein Funds (the "Predecessor All Cap Value Fund"). Accordingly, the performance shown in the bar chart and performance table for periods prior to September 14, 2018, represents the performance of the Predecessor All Cap Value Fund.

Best Quarter		Worst Quarter
Q2 2020	22.08%	Q1 2020	-31.55%

Year-to-Date as of September 30, 2021			19.34%

Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Five Year	Ten Years	Since Inception of Class A (September 17, 2018)
Class C(1)
Return Before Taxes	9.01%	9.68%	9.54%	N/A
Return After Taxes on Distributions	8.96%	8.68%	8.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.37%	7.50%	7.66%	N/A
Adviser Class
Return Before Taxes	11.09%	10.78%	10.56%	N/A
Class A(2)
Return Before Taxes	4.73%	N/A	N/A	6.01%
Russell 3000® Value Index	2.87%	9.74%	10.36%	5.81%
Russell 3000® Index	20.89%	15.43%	13.79%	14.65%
S&P 500® Index	18.40%	15.22%	13.88%	14.33%
(1)The 1 Year total return figures for Class C assume that the shareholder redeemed at the end of the first year and paid the CDSC of 1.00%. The average annual total returns for Class C shown for 5 Years and 10 Years do not include the CDSC because there is no CDSC if shares are held longer than 1 year.
(2)The total return figures for Class A include the maximum front-end sales charge of 5.50% imposed on purchases.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown for Class C shares only and after-tax returns for other classes will vary to the extent they have different expenses. Furthermore, after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser
Olstein Capital Management, L.P. is the Fund’s investment adviser.
Portfolio Managers

Portfolio Manager	Title	Length of Service
Robert A. Olstein	Chairman, Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	Since the All Cap Value Predecessor Fund’s inception in 1995.
Eric R. Heyman	Executive Vice President, Director of Research and Co-Portfolio Manager	Since becoming a Portfolio Manager of the All Cap Value Predecessor Fund in October 2008.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Olstein All Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at (800) 799-2113, by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each class of the Fund are shown below.

	Regular Accounts	Qualified Retirement Plans or IRAs
Minimum Initial Investment	$1,000	$1,000
Subsequent Minimum Investment	$100 ($1,000 by wire)	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), please note that the Fund and/or its Adviser pay certain intermediaries for the sale of Fund shares and related services. These payments create conflicts of interest because they could influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Olstein Strategic Opportunities Fund
Investment Objective
The Olstein Strategic Opportunities Fund’s (the “Fund” or “Strategic Opportunities Fund”) investment objective is long-term capital appreciation and its secondary objective is income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or another series of the Trust managed by Olstein Capital Management, L.P. (“OCM” or the “Adviser”). Sales load waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial adviser and in the Prospectus under the section titled, “Shareholder Information – Class Descriptions” on page 38 of the Fund’s statutory Prospectus. The table below does not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares.

Shareholder Fees (fees paid directly from your investment)	Adviser Class	Class A		Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	5.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None	(1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Adviser Class	Class A	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.43%	0.45%	0.46%
Total Annual Fund Operating Expenses	1.43%	1.70%	2.46%
Less: Fee Waiver (2)	-0.08%	-0.10%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver (2)	1.35%	1.60%	2.35%
(1)Purchases of $1 million or more, or purchases into account(s) with accumulated value of $1 million or more that were not subject to a front-end sales charge, are subject to a contingent deferred sales charge (“CDSC") of 1.00% if sold within one year of the purchase date.
(2)OCM has contractually agreed to waive its management fees and/or pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses of each class of shares (excluding any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses, extraordinary expenses, 12b-1 fees, and shareholder servicing fees) do not exceed 1.35% of the average daily net assets of the Fund. Fees waived and expenses paid by OCM under this Operating Expenses Limitation Agreement may be recouped by OCM for a period of thirty-six months following the month during which such fee waiver or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred, or at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least October 28, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or OCM, with the consent of the Board.

Expense Example
The expense examples below are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 for the time periods indicated and then either redeem all or do not redeem shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses (including capped expenses for the Fund for the periods described in the footnotes to the fee tables) remain the same. The examples below do not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$137	$445	$774	$1,706
Class A	$704	$1,047	$1,413	$2,440
Class C (assuming sale of all shares at end of period)	$338	$756	$1,301	$2,788
Class C (assuming no sale of shares)	$238	$756	$1,301	$2,788
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2021, the Fund’s portfolio turnover rate was approximately 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objectives by investing primarily in common stocks of small- and mid-sized companies (“small-cap” or “mid-cap” stocks) that OCM believes are selling at a significant discount to private market value. The Fund uses several valuation methods to determine private market value, all of which emphasize expected future free cash flow. Future free cash flow represents the cash that a company is able to generate from operations after any required investment to maintain or expand its asset base (i.e., after required capital expenditures and working capital needs). For purposes of this investment policy, the Fund considers “small- and mid-sized companies” to be those with market capitalization values (share price multiplied by the number of shares of common stock outstanding) within the range represented in the Russell 2500® Index (as of September 30, 2021, the Index’s weighted average market capitalization was approximately $7.323 billion and the largest company in the Index had a market capitalization of approximately $30.458 billion).
OCM follows an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business.
When evaluating the value of stocks for the Fund, OCM undertakes an in-depth analysis of financial statements, as it seeks to identify early signs of potential changes in a company’s ability to generate sustainable free cash flow as well as its potential to grow that may not be recognized by the financial markets. When determining sustainable free cash flow and the quality of earnings, OCM assesses the accounting practices and assumptions used to construct financial statements against the economic reality of the company’s business. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.

OCM believes that the management of small- to mid-sized companies face unique strategic choices, challenges, and problems, often as a result of the company’s size or expectations for growth. OCM believes stock prices often fall below a company’s private market value as a result of a short-term focus on, or an overreaction to, negative information regarding the company or its expected growth, negative information regarding its industry, or negative overall market psychology. The Fund seeks to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at a discount to OCM’s estimate of private market value, which could result in above-average capital appreciation if such discount is corrected by market forces or other catalysts that change negative perceptions of the company.
The Fund’s bottom-up analysis seeks to identify companies with unique business fundamentals and a competitive edge, which usually provide a greater predictability of future free cash flow. Companies with free cash flow have the potential to enhance shareholder value by increasing dividends, repurchasing shares, reducing debt, engaging in strategic acquisitions, withstanding an economic downturn without adopting harmful short term strategies or being an attractive acquisition target.
The Fund may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including American depositary receipts ("ADRs") and will limit the Fund’s foreign investments to investments in developed countries, rather than countries with developing or emerging markets.
Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk. The Fund’s net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk. The Fund is actively managed and may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if OCM cannot successfully implement the Fund’s investment strategies.
Value-Style Investing Risk. The Fund uses a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.
Small- and Mid-Sized Company Risk. Small- and mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals.
Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell the security, which can have a negative impact on Fund performance. The Fund may invest in small- and mid-sized companies, which may have a smaller “float” (the number of shares that are available to trade) and attract less market interest, and, therefore, may be subject to liquidity risk.
Foreign Investing Risk. Investing in foreign companies typically involves more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include risks related to currency exchange rate fluctuations, country or government specific issues (for example, terrorism, war, social and economic instability, currency devaluations, and restrictions on foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.
ADR Risk. ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class C shares of the Fund from year to year and by showing how the average annual returns of Class C shares and Adviser Class shares of the Fund over time compare to the performance of the Russell 2500® Value Index, Russell 2500® Index and S&P 500® Index. The Russell 2500® Value Index, Russell 2500® Index and S&P 500® Index represent broad measures of market performance.  Fund returns shown in the bar chart do not reflect the 1.00% contingent deferred sales charge on Class C shares. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s Class A and the contingent deferred sales charge of 1.00% during the one year period for the Class C. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://www.olsteinfunds.com or by calling (800) 799‑2113.

Calendar Year Total Returns as of December 31(1):
(1)The Fund is the accounting successor to the Olstein Strategic Opportunities Fund, a series of The Olstein Funds (the "Predecessor Strategic Opportunities Fund"). Accordingly, the performance shown in the bar chart and performance table for periods prior to September 14, 2018 represents the performance of the Predecessor Strategic Opportunities Fund.

Best Quarter		Worst Quarter
Q4 2020	33.76%	Q1 2020	-37.80%

Year-to-Date as of September 30, 2021			18.83%

Average Annual Total Returns for the periods ended December 31, 2020
	One Year	Five Year	Ten Year	Since Inception of the Adviser Class (May 11, 2015)
Class C(1)
Return Before Taxes	13.98%	9.49%	8.89%	N/A
Return After Taxes on Distributions	13.98%	9.44%	8.12%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	8.28%	7.51%	7.05%	N/A
Class A
Return Before Taxes(2)	9.48%	9.07%	9.09%	N/A
Adviser Class
Return Before Taxes	16.11%	10.58%	N/A	5.52%
Russell 2500® Value Index	4.88%	9.43%	9.33%	6.79%
Russell 2500® Index	19.99%	13.64%	11.97%	10.52%
S&P 500® Index	18.40%	15.22%	13.88%	13.06%
(1)The 1 Year total return figures for Class C assume that the shareholder redeemed at the end of the first year and paid the CDSC of 1.00%. The average annual total returns for Class C shown for 5 Years and 10 Years do not include the CDSC because there is no CDSC if shares are held longer than 1 year.
(2)The total return figures for Class A include the maximum front-end sales charge of 5.50% imposed on purchases.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your particular tax situation and may differ from those shown. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown for Class C shares only and after-tax returns for other classes will vary to the extent they have different expenses. Furthermore, after-tax returns are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser
Olstein Capital Management, L.P. is the Fund’s investment adviser.
Portfolio Managers

Portfolio Manager	Title	Length of Service
Robert A. Olstein	Chairman, Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	Since the Strategic Opportunities Predecessor Fund’s inception.
Eric R. Heyman	Executive Vice President, Director of Research and Co-Portfolio Manager	Since the Strategic Opportunities Predecessor Fund's inception.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Olstein Strategic Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at (800) 799-2113, by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each class of the Fund are shown below.

	Regular Accounts	Qualified Retirement Plans or IRAs
Minimum Initial Investment	$1,000	$1,000
Subsequent Minimum Investment	$100 ($1,000 by wire)	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), please note that the Fund and/or its Adviser pay certain intermediaries for the sale of Fund shares and related services. These payments create conflicts of interest because they could influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective
Each Fund’s primary investment objective is long-term capital appreciation and its secondary objective is income. Each Fund’s investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

The Olstein Investment Philosophy
The Funds follow an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business. The investment team uses several valuation methodologies to determine a company’s private market value, all of which emphasize valuations based on expected free cash flow. OCM’s investment team further believes that to achieve long-term investment success through such a value investing approach, the investment team must first consider the financial risk inherent in each investment (determined by the quality of a company’s balance sheet and the quality of its earnings) before considering the potential for its capital appreciation.
OCM believes that deviations between a company’s private market value and its stock price present viable investment opportunities for the patient, long-term investor.
OCM’s investment philosophy emphasizes investing in companies with discernible financial strength, a high quality of earnings and an ability to produce excess free cash flow after capital expenditures and working capital needs. OCM believes that free cash flow and its intelligent uses build meaningful shareholder value over time. As a result, OCM’s bottom-up, fundamental analysis seeks to identify companies with unique business fundamentals and a competitive edge, both of which usually provide a greater predictability of future free cash flow.
OCM’s analysis focuses on how a company’s operations generate sustainable free cash flow; how much of that cash is, or might be, available to investors; and how much investment is required, on an ongoing basis, to maintain and grow the company’s free cash flow. OCM believes that companies capable of generating sustainable free cash flow have the potential to enhance shareholder value by:
•Increasing dividend payments
•Repurchasing company shares
•Reducing outstanding debt
•Engaging in strategic acquisitions
•Withstanding an economic downturn without adopting harmful short-term strategies
•Being an attractive merger or acquisition target
For OCM, reliable valuations require a thorough understanding of a company’s accounting and reporting techniques as well as an assessment of a company’s quality of earnings. OCM’s investment team undertakes an intensive, in-depth analysis of the current and historical information contained in a company’s publicly disclosed financial statements and accompanying footnotes, shareholder reports, and other required disclosures to assess the quality of earnings and to alert OCM to positive or negative factors affecting future free cash flow that may not be recognized by the financial markets.
OCM’s accounting-driven financial statement analysis differs from the earnings per share approach and other earnings-related metrics traditionally used by many value managers. OCM believes that such traditional approaches rely too heavily on earnings guidance provided by a company’s management and may result in timing of stock purchases and sales in an attempt to benefit from market psychology rather than the realization of intrinsic value. OCM’s investment team seeks to differentiate between companies with aggressive and conservative accounting practices—believing companies that use aggressive accounting practices may be more prone to future negative earnings and revenue surprises, whereas companies that employ conservative accounting practices may exhibit greater predictability of future earnings and future free cash flow. When selecting an investment, OCM’s objective is not to endorse or criticize the accounting practices of a particular company, but rather, to incorporate into its analysis the adjustments to the company’s financial reports and underlying assumptions necessary to reflect the economic reality of the company’s ability to generate sustainable excess cash flow in order to reach a reliable private market valuation.
OCM’s stock selection process focuses on individual company valuations regardless of predicted market fluctuations and is designed for investors who have the patience to follow a value investing discipline and who are willing to remain invested through market cycles and periods of price volatility. OCM expects that misperceptions or short-term problems that lead to a company’s temporary undervaluation should reverse within two to three years and the discounted price paid for the security should enable the Fund holding that investment to achieve its investment objectives if the expected catalyst develops and becomes realized. However, the investments chosen by OCM may not perform as anticipated. Each Fund’s specific investment objectives, strategies and risks are described separately on the following pages.

Principal Investment Strategies
All Cap Value Fund
The All Cap Value Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks that OCM believes are significantly undervalued. The investment team uses several valuation methodologies to determine a company’s private market value, and the investment team emphasizes valuations based on a company’s free cash flow. The stock selection process emphasizes a consideration of financial risk, determined by the quality of a company’s balance sheet and the quality of its earnings, before considering upside potential. When selecting securities for the All Cap Value Fund’s portfolio, OCM focuses on the criteria, and follows the analytical and valuation methodologies, described in the section of this Prospectus entitled, “The Olstein Investment Philosophy.”
The All Cap Value Fund will invest in companies without regard to whether they are conventionally categorized as small, medium, or large capitalization or whether they are characterized as growth, value, cyclical, or any other category. OCM believes that value opportunities can develop across all market capitalization and style categories.
The Fund’s stock selection process concentrates on the common stocks of companies that OCM believes are selling below private market value. When determining the value of a company, OCM considers quantitative factors, such as, but not limited to, returns on assets, asset turnover, returns on equity, etc., and qualitative factors, such as, but not limited to, an assessment of a company’s competitive positioning, its products and/or services, the effectiveness and execution of its business strategy, the economics and operating dynamics of its industry, and regulatory issues that may affect its business. The Fund generally seeks to invest in companies which OCM determines have valuations that are materially greater than their market prices. Valuations are based on a proprietary formula which compares free cash flow yields (free cash flow divided by market capitalization) to prevailing interest rates, rather than comparing to relative price/earnings ratios of similar companies or to prevailing price/earnings ratios in overall markets. OCM prefers comparing free cash flow yield to the yield on ten-year U.S. Treasury securities rather than to relative price-to-earnings ratios with overall market measures or other stocks within similar industries because the rate on the ten-year U.S. Treasury securities is a better comparative barometer to determine whether one is being adequately compensated for the risk of investing in an equity security.

OCM believes that stock prices often fall below a company’s private market value as a result of short-term focus on or overreaction to several factors, including: a company’s temporary problems, a company’s failure to meet quarterly earnings estimates, or other negative information including short-term industry fundamentals or negative market psychology.
OCM also believes that negative market psychology can cause stocks to be temporarily unpopular and, therefore, improperly valued.
The Fund intends to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at prices that OCM believes can result in above-average capital appreciation if and when the deviation between stock price and OCM’s estimate of the company’s private market value is corrected by market forces or a catalyst that changes perceptions.
When evaluating the value of stocks for the Fund’s portfolio, OCM undertakes an in-depth analysis of financial statements to assess the quality of earnings reported by the company and to look for early signs of potential changes in a company’s ability to generate free cash flow. Because the quality of earnings and future free cash flow directly affect the valuation of a company, OCM examines and assesses the accounting practices and the choices and assumptions a company makes when constructing its financial statements. OCM seeks to differentiate between companies with aggressive and conservative accounting practices and to identify positive or negative factors affecting a company’s ability to generate future free cash flow that may not be recognized by the financial markets. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.
The Fund’s investment philosophy is based on the belief that an intensive in-depth analysis of a company’s financial statements, supporting documents, disclosure practices, and financial statement footnotes is the best way to analyze the capabilities of management, assess the quality of its earnings and the economic reality of the information provided, assess the conservatism of the accounting and disclosure practices, evaluate the company’s financial strength, and, finally, determine the value of the company. When screening investments for the Fund’s portfolio, OCM believes that the quality of a company is associated with the following characteristics:
•Its financial strength
•Its ability to provide excess cash flow
•The quality of its earnings
•A high probability of predicting future cash flow based on the company’s unique business fundamentals
The Fund does not utilize more conventional measures such as the number of years in business, sensitivity to economic cycles, industry categorization or the volatility of a company’s stock price when assessing the quality of a company.
The Fund also may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including American Depositary Receipts (“ADRs”), which are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying foreign securities. The Fund’s foreign investments will be limited to investments in companies in developed countries, rather than in countries with developing or emerging markets.
Non-Principal and Other Investment Strategies
In addition to investing in common stocks, the Fund may invest in other equity securities or securities that have an equity component, such as warrants, rights, or securities that are convertible into common stock. Within regulatory limits, the Fund also may invest in other investment companies, exchange-

traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to appropriate sectors or portions of the U.S. equity markets while maintaining liquidity.
The Fund will purchase stocks that meet its value criteria and, if OCM concludes that suitable undervalued securities are not available, the Fund may invest all or a portion of its assets in cash or short-term fixed income or money market securities until suitable equity securities are available. At such times, the Fund will pursue its secondary investment objective of income.
Strategic Opportunities Fund
OCM believes that management of small- to mid-sized companies face unique strategic choices, challenges and problems, often as a result of the company’s size or expectations for growth. OCM also believes that the markets’ short-term reactions to such situations often create unique investment opportunities for the long-term investor. The Strategic Opportunities Fund seeks to achieve its objectives by investing primarily in common stocks of small- and mid-sized companies (“small-cap” or “mid-cap” stocks) that OCM believes are selling at a significant discount to private market value. When selecting securities for the Strategic Opportunities Fund’s portfolio, OCM focuses on the criteria, and follows the analytical and valuation methodologies, described in the section of this Prospectus entitled, “The Olstein Investment Philosophy.”
For purposes of this investment policy, the Fund considers “small- and mid-sized companies” to be companies with market capitalization values (share price multiplied by the number of shares of common stock outstanding) within the range represented in the Russell 2500TM Index. The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. As of September 30, 2021, the weighted average market capitalization of the companies in the Russell 2500TM Index was approximately $7.323 billion, and the median market capitalization of the companies in the Russell 2500TM Index was approximately $1.742 billion, and the largest company in the Russell 2500TM Index had a market capitalization of approximately $30.458 billion.
OCM believes that opportunities to buy undervalued stocks of small- and mid-sized companies may arise from many factors including, but not limited to:
•The negative psychology of crowds
•Misperceptions of, and investor overreaction to, short-term problems or negative news
•The earnings power of such companies may be underappreciated
•The potential of such companies to generate future free cash flow may be unrecognized
•Such companies may be less prone to identify that change is needed to improve financial results
•Some of these companies may have little following among investment analysts
•Such companies may have a higher probability of having unrecognized business lines and hidden or undervalued assets
When evaluating the value of stocks for the Strategic Opportunities Fund, OCM undertakes an in-depth analysis of financial statements to assess the quality of earnings reported by the company and to identify early signs of potential changes in the company’s ability to generate free cash flow. Because the quality of earnings and future excess cash flow directly affect the valuation of a company, OCM examines and assesses the accounting practices and choices a company makes when constructing its financial statements. OCM seeks to differentiate between companies with aggressive and conservative accounting practices and to identify positive or negative factors affecting a company’s ability to generate future free cash flow that may not be recognized by the financial markets. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.
The Fund also may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including ADRs, and will limit the Fund’s foreign investments to investments in developed countries, rather than countries with developing or emerging markets.
Non- Principal and Other Investment Strategies
In addition to investing in common stocks, the Fund may invest in other equity securities or securities that have an equity component, such as warrants, rights, or securities that are convertible into common stock. Within regulatory limits, the Fund also may invest in other investment companies, exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to appropriate sectors or portions of the U.S. equity markets while maintaining liquidity.
The Fund will purchase stocks that meet its value criteria and, if OCM concludes that suitable undervalued securities are not available, the Fund may invest all or a portion of its assets in cash or short-term fixed income or money market securities until suitable equity securities are available. At such times, the Fund will pursue its secondary investment objective of income.

Principal Risks of Investing in the Funds
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Funds. The principal risks of investing in the Funds are:
General Market Risk (Both Funds). The NAV and investment return of the Funds will fluctuate based upon changes in the value of a Fund’s portfolio securities. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Funds. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. The market value of securities in which the Funds invest are based upon the market’s perception of value, and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Funds may be increased. Continuing market volatility may have adverse effects on the Funds.
Management Risk (Both Funds). The Funds are actively managed portfolios. Like all mutual funds, an investment in the Funds is subject to the risk that prices of securities may decline over short, or even extended, time periods, or that the investments chosen by OCM may not perform as anticipated. Also, OCM makes all decisions regarding each Fund’s investments. Therefore, each Fund’s investment success depends on the skill of OCM in evaluating, selecting and monitoring the Fund’s investments. OCM may be incorrect in its judgment of the value of particular stocks, which may cause the Funds to underperform their benchmarks or mutual fund peers.

Equity Securities Risk (Both Funds). The Funds’ investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global or regional political, economic and banking crises; and factors affecting specific industries, sectors or companies in which the Funds invest. Each Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
Small- and Mid-Sized Company Risk (Both Funds). The securities of companies with small- and mid-sized capitalizations may be more vulnerable to adverse business or economic events and may involve greater investment risks than the securities of larger, more established companies. Small- and mid-sized companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the securities of small- and mid-sized capitalization companies may be subject to more abrupt or erratic price movements, may have more limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small- and mid-sized companies also may pay no, or only small, dividends.
Value Investing Style Risk (Both Funds). The Funds use a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated. Also, OCM’s calculation of a stock’s private market value involves estimates of future cash flow, which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Funds’ original purchase price.
Liquidity Risk (Strategic Opportunities Fund). The securities of many small- and mid-sized companies may have a smaller “float” (the number of shares that are available to trade) and attract less market interest and, therefore, may be subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell the security. If that happens, the Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund performance.
Foreign Investing Risk (Both Funds). The risks of investing in securities of foreign companies involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements, and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. Recently, the United Kingdom (the “UK”) withdrew from the EU (known as “Brexit”). As a result of Brexit, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries going forward. This prolonged uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or other member states will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.

ADR Risk (Both Funds). ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.
Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information ("SAI").

Management of the Funds

Investment Adviser
The Funds have entered into an investment advisory agreement (“Advisory Agreement”) with Olstein Capital Management, L.P., located at 4 Manhattanville Road, Purchase, New York 10577-2119.
As investment manager, OCM selects investments for the Funds and supervises each Fund’s portfolio transactions to buy and sell securities, all according to each Fund’s stated investment objectives and policies. OCM is also responsible for selecting brokers and dealers to execute the Funds’ portfolio transactions. OCM also provides administrative and clerical services, office space and other facilities for the Funds and keeps certain books and records for the Funds.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and OCM, each Fund is obligated to pay OCM an annual fee for its investment management services. The total annual advisory fees that the All Cap Value Fund and Strategic Opportunities Fund pay OCM (as a percentage of the applicable Fund’s average daily net assets) is as follows:

Fund Assets	Management Fee
All Cap Value Fund
On the first $1 billion	1.00%
Over $1 billion up to $1.5 billion	0.95%
Over $1.5 billion up to $2.0 billion	0.90%
Over $2.0 billion up to $2.5 billion	0.85%
Over $2.5 billion up to $3.0 billion	0.80%
Over $3.0 billion	0.75%

Strategic Opportunities Fund
All assets	1.00%
For the fiscal year ended June 30, 2021, the All Cap Value Fund paid OCM a management fee of 1.00% of its average daily net assets. For the fiscal year ended June 30, 2021, the Strategic Opportunities Fund paid OCM a management fee of 0.91% after application of the operating expenses limitation agreement.
A discussion regarding the basis for the Board’s approval of the Investment Management Agreements between the Trust, on behalf of each of the Funds, and OCM is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2021.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Strategic Opportunities Fund, OCM has contractually agreed to waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of Adviser Class shares, Class A shares and Class C shares of the Strategic Opportunities Fund to 1.35% of the average daily net assets of the Fund exclusive of any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, and other transactional expenses, AFFE, extraordinary expenses, 12b-1 fees, and shareholder servicing fees. Fees waived and expenses paid by OCM may be recouped by OCM for a period of thirty-six months following the month during which such waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least October 28, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.
The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

Portfolio Managers
Robert A. Olstein
Mr. Olstein serves as the Chairman, Chief Executive Officer and Chief Investment Officer of OCM. Mr. Olstein is the Co-Portfolio Manager for each Fund and, as OCM’s Chief Investment Officer, has primary responsibility and final decision-making authority for the management of the Funds’ portfolios of securities. Mr. Olstein has been engaged in various aspects of securities research and portfolio management for both institutional and retail clients since 1968. In 1971, he co-founded the “Quality of Earnings Report” service, which pioneered the idea of utilizing inferential screening of financial statements to identify early warning alerts of potential changes in a company’s future earnings power, and thus, the value of its stock. Prior to forming OCM, Mr. Olstein managed portfolios for individuals, corporations and employee benefit plans as Senior Vice President/Senior Portfolio Manager at Smith Barney Inc. and its predecessor companies between 1981 and 1995. Mr. Olstein is a senior member of the New York Society of Securities Analysts and a fellow member of the Financial Analysts Federation. He is a past recipient of the Financial Analysts Federation (now CFA Institute) Graham & Dodd Scroll Award, has testified before the Banking Committee of the United States Senate on bank accounting practices, and has been quoted in, and is the author of, numerous articles on corporate reporting and disclosure practices in publications such as The Wall Street Journal, Business Week, The New York Times, Barron’s, and other financial publications. Mr. Olstein periodically appears as a guest commentator on CNBC, Fox News Channel, and CNN. Mr. Olstein holds an M.B.A. in Accounting and a B.A. in Mathematical Statistics from Michigan State University. Mr. Olstein has served as the Portfolio Manager or Co-Portfolio Manager for the All Cap Value Fund and as the Co-Portfolio Manager for the Strategic Opportunities Fund since their inception and for each Predecessor Fund since their respective inceptions.
Eric R. Heyman
Mr. Heyman serves as Executive Vice President and Director of Research for OCM and Co-Portfolio Manager of each Fund. As Co-Portfolio Manager, Mr. Heyman works with Mr. Olstein in the day-to-day decision-making and portfolio activities for each Fund. Mr. Heyman has been with OCM since 1996 and was named Director of Research in June 2005. As Director of Research, Mr. Heyman documents and maintains OCM’s valuation models, valuation procedures and research methodology and oversees the ongoing generation of investment ideas, sector and company coverage, and the orderly flow of information throughout the Research Department. Previously, Mr. Heyman held the position of Accountant with Norstar Energy, a subsidiary of Orange and Rockland Utility. Mr. Heyman has written articles on investing for Crain’s Publications and the American Association of Individual Investors (AAII Journal). He has also been quoted or featured in numerous business media outlets, such as The Wall Street Journal, The New York Times, SmartMoney, The Wall Street Transcript, and the Associated Press. Mr. Heyman holds a B.B.A. in Accounting from Pace University. Mr. Heyman has been a Co-Portfolio Manager of the Strategic Opportunities Fund since its inception and of the Strategic Opportunities Predecessor Fund since its inception, and has been Co-Portfolio Manager of the All Cap Value Fund since its inception and of the All Cap Value Predecessor Fund since October 2008.
The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares
The price of each class of a Fund’s shares is based on its net asset value (“NAV”). The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class. The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAV will not be calculated, nor may investors purchase or redeem Fund shares, on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect a Fund’s NAV.
Each Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.

These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market, and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.
When fair value pricing is employed, the security prices that a Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Funds’ NAV is calculated, will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. A Fund’s investments in smaller or medium capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Fund Shares
Shares of each Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below), plus any applicable sales charge. Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisers, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.
Shares of the Funds have not been registered and are not offered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.
A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and U.S. Bank Global Fund Services, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.

Investment Minimums. The following table describes the initial and subsequent investment minimums for the Funds:

Minimum Investments	Initial	Subsequent
Regular Accounts	$1,000	$100
		($1,000 by wire)
Qualified Retirement Plans or IRAs	$1,000	$100
The Funds reserve the right to vary or waive the initial and subsequent minimum investment requirements at any time.
If you open up an account to purchase shares of a Fund, under the unclaimed property laws of various states your property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.
Purchases through Financial Intermediaries. For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Funds’ Transfer Agent. Your financial intermediary may hold the shares in its name on your behalf or in your name, and may receive all confirmations of purchases and sales from the Funds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.
If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Certain Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Funds’ behalf.
If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, as determined by the Transfer Agent, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.
Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share, plus any applicable sales charge, if any, calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:
•The name of the Fund(s) to be purchased;
•The class of shares to be purchased;
•The dollar amount of shares to be purchased;
•Your account application; and
•A check payable to the name of the Fund(s) or a wire transfer received by the Fund(s).
An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. Each Fund reserves the right to reject any Account

Application or purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be priced on the next business day.
Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund, to:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services' post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
Purchase by Wire. If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at (800) 799‑2113 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund(s), your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	[Name of the Fund(s)] (Class of shares to be purchased) (Shareholder Name/Account Registration) (Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and U.S. Bank N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. The telephone purchase option allows you to move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) System members may be used for telephone transactions.
To have your Fund shares purchased at the applicable price determined at the close of regular trading on a given date, your order must be received before the close of regular trading (generally 4:00 p.m., Eastern Time) on that day. If payment for your order is rejected by your bank, a fee (currently $25) will be charged to your account. You will be responsible for any losses incurred by a Fund as a result of a payment rejected by your bank. You may not use telephone transactions for an initial purchase of Fund shares and your account must be open for seven business days prior to the first telephone purchase.
The minimum amount that can be transferred by telephone is $100. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). For information about telephone transactions, please call the Funds at (800) 799‑2113.
Subsequent Investments. Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Funds at (800) 799‑2113 before wiring. All subsequent purchase requests must include the Fund name, your name, address and your shareholder account number.
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize a Fund to automatically withdraw any amount of at least $100, on a monthly, bi-monthly or quarterly basis, from your personal checking or savings account that you wish to invest in the Fund. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):
•Full name;
•Date of birth (individuals only);
•Social Security or taxpayer identification number; and
•Permanent street address (a P.O. Box number alone is not acceptable).
In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your Account Application as part of the Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at (800) 799‑2113.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

How to Redeem Fund Shares
In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary. You may redeem all or part of your investment in a Fund’s shares on any business day that the Fund calculates its NAV.
However, if you originally purchased your shares through a broker-dealer or financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with its established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with it.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at (800) 799‑2113. Investors redeeming by telephone will be asked whether to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be processed on the next business day. Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Funds will typically borrow money through the Funds' bank line-of-credit. The Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.
A redemption request will be deemed in “good order” if it includes:
•The shareholder’s name;
•The name of the Fund to be redeemed;
•The class of shares to be redeemed;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account and signature guarantee(s), if applicable.
Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.
While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the U.S. Securities and Exchange Commission ("SEC") may by order permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.
Signature Guarantee. Signature guarantees from either a Medallion program member or a non-Medallion program member are needed:
•For redemption requests over $50,000;
•When redemption proceeds are requested to be payable or sent to any person, address or bank account not on record;
•If ownership is being changed on your account; or
•For any redemption within 15 calendar days of an address change.
In addition to the situations described above, the Funds and the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances.
Non-financial transactions, including establishing or modifying certain services on an account, such as obtaining or changing telephone redemption privileges, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Please note that signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
[Name of Class]	[Name of Class]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Redemption requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Redemption request and a corporate resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).
Trusts	Redemption request signed by the trustee(s). A signature guarantee may be required. See “Signature Guarantee” above for those situations where a signature guarantee is needed. (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services' post office box, of purchase orders or redemption requests does not constitute receipt by the Funds' Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
IRA Redemption. If you have an IRA, you must indicate on your written redemption request whether to withhold federal income tax. Redemption requests with no indication whether to have federal tax withheld will be subject to withholding. Shares held in IRA accounts may be redeemed by telephone at (800) 799-2113. Investors will be asked whether or not to withhold taxes from any distribution. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance at: (800) 799-2113.
Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption. If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at (800) 799-2113. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 must be made in writing and include a signature guarantee. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting a shareholder to correctly state:

•His or her Fund account number;
•The name in which his or her account is registered; and/or
•The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or person authorized to perform transactions, the Funds will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Program. If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Funds’ systematic withdrawal option allows you to move money automatically from your Fund account via check to your address of record or to your bank account according to the schedule you select. The minimum systematic withdrawal amount is $100.
To select the systematic withdrawal option, you must check the appropriate box on your New Account Application or submit a written request that should include the frequency, amount of the withdrawal, payment method, the account number and the signature(s) of all owners. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.
For more information about this service, please see the New Account Application or call the Transfer Agent at (800) 799-2113.
The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.
Redemption-in-Kind. Each Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).
Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

How to Exchange Fund Shares
You may exchange shares of one Fund for shares in an identically registered account of another Fund of the same Class at their respective NAV per share without payment of a fee.
Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, the exchange may have tax consequences. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. The Funds may modify or terminate the exchange privilege at any time.
Financial advisers (or their agents) maintaining shareholder accounts may charge their customers a processing or service fee in connection with an exchange of Fund shares. The amount and applicability of any such fee is determined and should be disclosed to its customers by each financial adviser. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your financial adviser should provide you with specific information about any processing or service fees you will be charged.
Certain financial advisers (or their agents) are authorized to accept exchange orders on behalf of the Funds. A Fund will be deemed to have received an exchange order when an authorized financial adviser (or its agent) accepts the exchange order and such order will be priced at the NAV per share next calculated, plus any applicable sales charge, after such order is accepted by the financial adviser (or its agent).
If you hold shares through a financial adviser (or their agent), you may be able to exchange your shares for a different share class that has a lower expense ratio provided that certain conditions established by your financial adviser are met. This exchange feature is intended for shares held through a financial adviser offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program specific for this purpose. In such instance, your shares automatically may be exchanged under certain circumstances. Class A and C shares are not eligible for conversion until the applicable CDSC period has expired. A Fund will use the date of your original share purchase to determine whether you must pay a CDSC when you sell the shares of the Fund acquired in the exchange.
Shareholders who hold Adviser Class shares of a Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may not purchase additional Adviser Class shares (except through dividend reinvestments) unless they otherwise meet the eligibility requirements of the share class. Also, shareholders no longer participating in a fee-based program may be subject to conversion of their Adviser Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Adviser Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Funds:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The written request must contain the following information:
•Your account number;
•The names of each Fund and Share Class you are exchanging;
•The dollar amount or number of shares you want to sell (and exchange); and
•A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange, if you desire different account privileges than those currently associated with your current Fund account.

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Exchange requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Exchange request and a corporate resolution, signed by person(s) required to sign for the account
Trusts	Exchange request signed by the trustee(s). (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services' post office box, of purchase orders or redemption requests does not constitute receipt by the Funds' Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Exchanges by Telephone. If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may exchange shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at (800) 799-2113. You must exchange at least $100 for each telephone exchange. Exchange requests for amounts exceeding $50,000 must be made in writing.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting you to correctly state:
•Your Fund account number(s);
•The name in which your account is registered;
•The name of your banking institution;
•Your bank account number; and/or
•The social security or taxpayer identification number under which the account is registered.

Retirement Plans
Shares of the Funds are available for use in all types of tax-advantaged retirement plans such as:
•IRAs;
•Educational IRAs (Coverdell Education Savings Accounts);
•employer-sponsored defined contribution plans (including 401(k) plans); and
•custodial accounts described in Section 403(b)(7) of the Code.
Qualified investors benefit from the tax-deferred (or tax-free if in a Roth account as described below) compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Funds for retirement plans can be obtained by calling the Funds at (800) 799-2113. Below is a brief description of the types of retirement plans that may invest in the

Funds. All dollar limitations are for the 2019 calendar year and may be subject to adjustment for inflation in subsequent years.
INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)
If neither you nor your spouse is an active participant in an employer retirement plan, you can claim a tax deduction for contributions to your traditional IRA up to the applicable contribution limitation. Your total contributions to all of your traditional IRAs and Roth IRAs (described below) cannot be more than the lesser of $6,000 ($7,000 if you are age 50 or older) or 100% of your taxable compensation. If either you or your spouse is an active participant in an employer retirement plan, you may be entitled to only a partial (reduced) deduction or no deduction at all, depending on your adjusted gross income and your filing status. Income earned by an IRA account accumulates on a tax-deferred basis.
If you are entitled to receive a distribution from a qualified retirement plan, you may be eligible to rollover all or part of that distribution into an IRA with the Fund. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call (800) 799-2113 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs;
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs; and
•Coverdell Education Savings Accounts.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.
ROTH IRAs
Roth IRAs permit tax-free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Investors with modified adjusted gross incomes above certain levels may find that their participation in this IRA is restricted. See “Individual Retirement Accounts (IRAs)” above for contribution limitations.
COVERDELL EDUCATION SAVINGS ACCOUNTS
Coverdell Education Savings Accounts permit annual contributions of up to $2,000 per beneficiary (under age 18) to finance qualified education expenses, subject to limitations based on the income status of the contributor.
SEP-IRAs
A special IRA program is available for employers under which employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. SEP-IRAs (Simplified Employee Pension-IRA) free the employer of many of the requirements of establishing and maintaining a tax qualified retirement plan. The contribution limits the employer can make cannot exceed the lesser of 25% of the employee’s compensation or $54,000.
401(k) PLANS AND OTHER DEFINED CONTRIBUTION PLANS
Both self-employed individuals (including sole proprietorships and partnerships) and corporations may use shares of the Funds as a funding medium for a retirement plan qualified under the Code. Such plans often allow participants to make annual pre-tax contributions, which may be matched by their employers up to certain percentages based on the participant’s pre-contribution earned income. You may not make more than an $18,000 combined contribution to all of your traditional pre-tax accounts and Roth accounts, described below (including 403(b) and governmental 457(b) retirement plans, but excluding IRA accounts). Additionally, if you are age 50 or over at the end of the calendar year, you may also make a combined “catch-up contribution” of $6,000.
ROTH 401(k) PLANS
Roth 401(k) plans permit tax-free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Contributions into a Roth 401(k) plan are after-tax contributions and may be matched by your employer. See “401(k) Plans and Other Defined Contribution Plans” above for contribution limitations.
403(b)(7) RETIREMENT PLANS
Schools, hospitals, and certain other tax-exempt organizations or associations may use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) plan as a reduction to the employee’s regular compensation. Such contributions are excludable from the gross income of the employee for federal income tax purposes to the extent they do not exceed applicable limitations. See “401(k) Plans and Other Defined Contribution Plans” above for contribution limitations.
ROTH 403(b)(7) PLANS
Roth 403(b)(7) plans permit tax-free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Contributions into a Roth 403(b)(7) plan are after-tax contributions. See “401(k) Plans and Other Defined Contribution Plans” above for contribution limitations.

Dividends and Distributions
Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received your request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at such Fund’s then current NAV per share and to reinvest all subsequent distributions.

Class Descriptions
Each Fund offers three classes of shares: Adviser Class shares, Class A shares and Class C shares.
Share Class Available for Investment

	Class A	Class C	Adviser Class
All Cap Value Fund	Yes	Yes	Yes
Strategic Opportunities Fund	Yes	Yes	Yes
Each share class of a Fund represents an investment in that Fund’s portfolio of securities, but each share class has its own sales charge and expense structure, which allows you to choose the class that best suits your situation. When you purchase shares of the Funds, you must choose a share class. If none is chosen, an investment in the All Cap Value Fund will be made in Class A shares, and an investment in the Strategic Opportunities Fund will be made in Class A shares.
Please note, foreign investors generally are not permitted to invest in the Funds.
You should consider several factors when choosing a share class, including:
•how long you expect to own the shares;
•how much you plan to invest;
•total expenses associated with owning each share class;
•whether you qualify for any reduction or waiver of sales charges; and
•whether you plan on redeeming shares in the near future.
Each investor’s financial considerations will differ. You should consult with your financial adviser who can assist you in deciding on the best share class for your situation.
ADVISER CLASS SHARES
Adviser Class shares are generally only offered for sale through a “financial adviser,” such as a broker, dealer, bank (including a bank trust department), investment adviser, financial planner, retirement plan administrator or other financial intermediary and other financial professionals that charge a separate fee for advisory or administrative services. However, the Adviser Class also is available to:
a)officers, Trustees, Directors, and employees of OCM (or any investment company managed by OCM) or any affiliate of OCM, and members of their families, including trusts established for the benefit of the foregoing;
b)employees of brokerage firms that are in good standing with Financial Industry Regulatory Authority, Inc. (“FINRA”), employees of financial planning firms who place orders for the Funds through a member in good standing with FINRA, and the families (limited to spouses, domestic partners, and dependent children under age 21) of both types of employees, provided that the orders are placed through a FINRA member firm that has signed an agreement with OCM to sell Fund shares; and
c)Purchasers of Adviser Class shares who, by combining a current purchase with certain other shares of either of the Funds already owned, will hold $10 million or more of the Funds in aggregate. To determine if you qualify to purchase Adviser Class shares under this provision, the amount of your current purchase is added to the current NAV of your other Adviser Class shares, Class A shares and Class C shares, as well as those Adviser Class shares, Class A shares and Class C shares of your spouse or domestic partner, and dependent children under the age of 21 residing in the same household.

To qualify a purchase of Adviser Class shares under any of the above provisions, when each purchase is made it is the responsibility of the financial adviser or shareholder to notify the Funds’ Transfer Agent that the purchase qualifies for one of the above privileges and to provide the Funds’ Transfer Agent with sufficient written information concerning such qualifications, including any qualifying related accounts.
There are no sales charges imposed by the Fund on Adviser Class shares. Adviser Class shares are generally not sold directly by the Fund to individual investors. The expenses presented in the Shareholder Fees/Annual Fund Operating Expenses table above do not include any separate fees that may be charged by financial advisers.
Adviser Class shares may also be available on brokerage platforms of firms that have agreements with the Trust to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Adviser Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Furthermore, shares purchased through a broker-dealer may be subject to different procedures than those described in this Prospectus. Shares of the Funds are available in other share classes that have different fees and expenses.
The Adviser Class shares do not have a 12b-1 Plan and do not charge a Rule 12b-1 distribution and shareholder servicing fee.
You should contact your financial adviser to purchase Adviser Class shares of a Fund.
CLASS A SHARES
Class A shares of each Fund are generally offered for sale through financial advisers, such as brokers, dealers, investment advisers, and financial planners and directly from the Fund. The expenses presented in the Shareholder Fees/Annual Fund Operating Expenses table above do not include any separate fees that may be charged by financial advisers.
Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares. The “offering price” of the shares includes the front-end sales charge, which is deducted from the shareholder’s initial purchase of shares, as described in more detail below. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. This sales charge is paid at the time of purchase and is not invested in the Fund. Class A shares representing reinvestment of dividends are not subject to this front-end sales charge. Class A shares are generally not subject to a CDSC, except as discussed below. Class A shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.
The front-end sales charges for Class A shares are assessed as follows:

	Sales Charge as a Percentage of:
Amount of Investment	Offering Price	Net Amount Invested
Less than $50,000	5.50%	5.82%
$50,000 to $99,999	4.50%	4.71%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over(1)	0.00%	0.00%
(1)In cases where Compass Distributors, LLC, the Funds' Distributor, pays a dealer commission on sales charge-waived purchases of $1 million or more, a CDSC of 1.00%, based on the lesser of the original purchase price or the value of such shares at the time of redemption, is charged on shares sold within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1.00% charge.

Class A shares also are subject to an ongoing Rule 12b-1 distribution and shareholder servicing fee of 0.25% of the average daily net assets of Class A shares of a Fund. The Rule 12b-1 distribution and shareholder servicing fees are lower for this class of shares than for each Fund’s Class C shares because the financial advisers selling Class C shares of either Fund can receive an additional front-end sales charge for advisory services and perform distribution, administration and/or shareholder services that benefit the Fund. For more information regarding the Class A shares Rule 12b-1 fee, see the section entitled “Rule 12b-1 Distribution and Shareholder Servicing Fees” under the heading “Fund Distribution” above.
Sales Charge Waivers for Class A Shares
Each Fund’s Class A front-end sales charge will not apply to Class A shares purchased by or through:
1.An Officer, Trustee, Director or employee of OCM (or any investment company managed by OCM), any affiliate of OCM, the Funds’ custodian bank or Transfer Agent and members of their families, including trusts established for the benefit of the foregoing.
2.Employees of brokerage firms that are in good standing with FINRA, employees of financial planning firms who place orders for the Funds through a member in good standing with FINRA, and the families (limited to spouses, domestic partners, and dependent children under age 21) of both types of employees, provided that the orders are placed through a FINRA member firm that has signed an agreement to sell Fund shares.
3.Customers of bank trust departments, companies with trust powers, brokers, dealers and investment advisers who charge fees for services, including brokers and dealers who utilize wrap fee or similar arrangements, subject to the conditions, fees and restrictions imposed by these persons.
4.Financial intermediaries who have entered into an agreement with Compass Distributors, LLC ("the Distributor"), to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.
5.Clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans that have entered into an agreement with the Distributor.
6.Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the “Code”)), in each case if those purchases are made through a broker, agent or other financial adviser that has entered into an agreement with the Distributor.
7.Charities, charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations.
8.Shareholders who originally paid a front-end sales charge on Class A shares of a Fund and reinvest the money in the same Fund or a different Fund of the Trust up to the amount previously redeemed within 180 days of the redemption date. To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Fund’s Transfer Agent or your financial adviser in writing at the time of the transaction about the prior redemption.
9.Shareholders exercising the exchange privilege, as described in this Prospectus.
10.Shareholders who are converted from Adviser Class shares by their program provider.
11.Shares which are automatically converted from Class C shares to Class A shares.

Sales Charge Reductions for Class A Shares
As shown in the table above, larger purchases of Class A shares can reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you can aggregate certain other purchases with your current purchases as described below.
Rights of Accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other shares of either of the Funds already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current NAV of your other Adviser Class shares, Class A shares and Class C shares, as well as those Adviser Class shares, Class A shares and Class C shares of your spouse or domestic partner, and dependent children under the age of 21 residing in the same household. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts invested in Adviser Class shares, Class A shares and Class C shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Adviser Class shares, Class A shares and Class C shares of the Funds to determine the front-end sales charge that applies. To qualify for the discount, when each purchase is made the financial adviser or shareholder must provide the Funds’ Transfer Agent with sufficient written information concerning qualifying related accounts to verify that the purchase qualifies for the privilege or discount, as discussed below under “Note on Sales Charge Reductions and Waivers for Class A Shares.” The right of accumulation may be amended or terminated by the Funds at any time as to subsequent purchases. Certain financial intermediaries may permit aggregation of all Fund holdings regardless of share class for purposes of calculating sales load reductions under ROA as described in Appendix A.
Shares purchased through a financial adviser may be subject to different procedures concerning Rights of Accumulation. Please contact your financial adviser for more information.
Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Adviser Class shares, Class A shares and Class C shares of the Funds. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. The minimum initial investment under an LOI is 5.50% of the intended amount, and must be invested immediately. Shares equal to 5.50% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount originally intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI, you can aggregate your accounts as well as the accounts of your spouse or domestic partner, and dependent children under the age of 21 residing in the same household. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Note on Sales Charge Reductions and Waivers for Class A Shares
If you think you qualify for any of the sales charge waivers or reductions described above, you will need to notify and provide documentation to your financial adviser or the Fund’s Transfer Agent. You will also need to notify your financial adviser or the Fund’s Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales charge breakpoints. Information you may need to provide to your financial adviser or the Funds includes:

•information or records regarding shares of the Funds held in all accounts at any financial adviser;
•information or records regarding shares of the Funds held in any account at any financial adviser by related parties of the shareholder, such as members of the same family; and/or
•any other information that may be necessary for the Funds to determine your eligibility for a reduction or waiver of a sales charge.
For more information, you should contact your financial adviser or the Funds.
CLASS C SHARES
Class C shares of each Fund are offered to the public through financial advisers, such as brokers, dealers, investment advisers and financial planners, and directly by the Funds. You may purchase Class C shares of a Fund by following the instructions for purchasing shares as described under the section in this Prospectus titled, “How to Purchase Shares.”
Effective January 1, 2022, Class C shares are eligible to convert automatically into Class A shares after eight years, based on the original purchase date. Conversions are scheduled to occur on the third business day of the month following the eighth anniversary of the month on which the purchase was made. Conversions will take place based on the relative net asset values of the two classes, without the imposition of any sales load (including a CDSC), fee or other charge. Class C shares acquired through reinvestment of dividends or capital gain distributions will convert at the time the associated shares convert.

The Internal Revenue Service currently takes the position that such automatic conversions are not taxable, which means that all such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes. Should this position change, the automatic conversion feature may be suspended. If this were to happen, you would still have the option of converting your Class C shares to Class A shares at the anniversary date described above. You should consult your tax adviser regarding the tax consequences of the conversion or exchange of shares.

Shares held through a financial intermediary may have different policies regarding the automatic conversion of Class C shares. Those policies may be more or less favorable than those offered by other financial intermediaries or the Funds. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

In certain cases, the Funds may not know how long a shareholder has held Class C shares. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. There may be circumstances where the relevant financial intermediary does not have the ability to track purchases in order to credit individual shareholders’ holding periods. Should this circumstance arise, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C Sales Charges
Class C shares of a Fund that are redeemed within the first year of purchase are usually subject to a CDSC of 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption. There is no CDSC if Class C shares are redeemed more than one year after purchase or in certain cases where OCM or the underwriter does not make an up-front payment from its own resources to the shareholder’s financial adviser. Class C shares also are subject to an ongoing Rule 12b-1 distribution and shareholder servicing fee of 1.00% of the average daily net assets of Class

C shares of a Fund. For more information regarding the Class C shares Rule 12b-1 fee, see the section entitled, “Rule 12b-1 Distribution and Shareholder Servicing Fees” under the heading “Fund Distribution” above. Class C shares are not subject to a front-end sales charge. Certain financial intermediaries may exempt shareholders from the CSDC as described in Appendix A.
The CDSC charges for Class C shares are assessed on redemptions as follows:

CDSC
Year After Purchase Made	(as a % of dollar amount subject to charge)
Up to 1 year:	1.00%
After 1 full year:	None
CDSC Waivers
To obtain a waiver of the current CDSC, you must notify the Funds, which may require evidence of your qualification. The Funds’ CDSC will not apply to the following redemptions:
1.Participants in 401(k) or 403(b) plans for which a Fund is listed as an investment option.
2.Certain shareholders exercising the exchange privilege, as described in the section entitled “How to Exchange Shares” below.
3.Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts (“IRAs”) to shareholders who have attained the RMD age (waiver applies only to amounts necessary to meet the required minimum amount).
4.The death of the shareholder.
In addition, Fund shareholders who reinvest the entire amount of their redemption proceeds in Class C shares of the same Fund or a different Fund within forty-five (45) days of redeeming Class C shares of a Fund, will receive the number of shares equal in value to their reinvested redemption proceeds plus the number of shares necessary to reimburse the amount of the CDSC they paid at redemption based on the NAV per share of the particular Fund’s Class C shares at the time of reinvestment. The repurchase of shares must occur within the same account as the redemption or into an identically registered account in another Class C Fund. All Class C shares purchased pursuant to this reinstatement privilege will be liable for future CDSCs on redemptions as of the date of repurchase. You should be sure to notify the Funds’ Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege.
NOTE ON SALES CHARGES
Information regarding the Funds’ distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds’ website, free of charge, at https://www.olsteinfunds.com.

Rule 12b-1 Distribution Fees
The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related services and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the Fund’s Class A shares or 1.00% of the average daily net assets of the Fund’s Class C shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders. The Adviser previously also served as the Funds’ principal underwriter and distributor, and certain of its employees engaged in marketing and distribution activities to promote distribution of the Funds’ shares. The Adviser’s personnel continue to engage in such activities, except that they now do so as registered broker-dealer representatives of the Funds’ current principal underwriter. These activities are funded by the Adviser’s own resources and profits and, to the extent

Rule 12b-1 distribution and/or servicing fee revenue is available, the Adviser may request and receive reimbursements for the costs related to such services from the principal underwriter.
Because the distribution fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Tools to Combat Frequent Transaction
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds intend to apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, a Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences
Distributions of each Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains, and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.
Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.
You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.
Shareholders will be advised annually as to the federal tax status of all distributions made by each Fund for the preceding year. Distributions by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Other Fund Policies
Telephone Transactions. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with a Fund, you may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Fund Shares” section.
Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern Time). Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.
Policies of Other Financial Intermediaries. Financial intermediaries may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your financial intermediary for details.
Closing the Funds. The Board retains the right to close (or partially close) a Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board may decide to close a Fund to new investors, all investors, or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at (800) 799‑2113 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (800) 799‑2113 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distribution of Fund Shares
The Distributor
Compass Distributors, LLC (the “Distributor”), is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the FINRA. Shares of the Fund are offered on a continuous basis. Certain employees of the Adviser who provide marketing and distribution services for the Funds are registered representatives of the Distributor.
Payments to Financial Intermediaries
A Fund pays service fees to certain intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
OCM also pays additional compensation, at its own expense and not as an expense of the Funds, to certain unaffiliated financial advisers. These payments are for marketing, promotional or related services in connection with the sale or retention of Fund shares and/or for shareholder servicing. Such payments also are paid to certain financial advisers for providing recordkeeping, sub-accounting, transaction processing, due diligence, training, operations and systems support and other shareholder or administrative services in connection with investments in the Funds. The existence or level of payments made to a qualifying financial adviser in any year will vary and in some cases could be deemed to be substantial. Such payments are based on factors that include differing levels of services provided by the financial adviser, the level of assets maintained in the financial adviser’s customer accounts, sales of new shares by the financial adviser, providing the Funds with “shelf space” and/or a higher profile for the financial adviser’s consultants, sales personnel and customers, access to a financial adviser’s sales personnel and other factors. These payments to financial advisers are in addition to the distribution and service fees and sales charges described in this Prospectus. OCM makes revenue sharing payments from its own profits or resources. OCM pays such amounts from its own resources when the selling and/or servicing fees required by financial advisers exceed the amount of 12b-1 fees that may be available from the Funds. Any such revenue sharing payments will not change the NAV or the price of a Fund’s shares. To the extent permitted by SEC and the FINRA rules and other applicable laws and regulations, OCM may pay or allow other promotional incentives or payments to financial advisers.
Revenue sharing payments create a financial incentive for financial advisers and their sales personnel to highlight, feature or recommend funds based, at least in part, on the level of compensation paid. If one mutual fund sponsor or distributor makes greater payments for distribution assistance than sponsors or distributors of other mutual funds, a financial adviser and its salespersons have a financial incentive to favor sales of shares of one mutual fund complex over another or over other investment options. You should consult with your financial adviser and review carefully any disclosures they provide regarding the conflicts of interest associated with the compensation they receive in connection with investment products they recommend or sell to you.
OCM personnel also provide marketing and distribution services for the Funds. These activities are funded from OCM’s own resources. However, OCM may, and generally does, request that the Distributor reimburse OCM for the expenses of providing such marketing and distribution services, and the Distributor provides such reimbursement to the extent Rule 12b-1 distribution and marketing fees are available.

Financial Highlights
The Financial Highlights information presented for the Funds during the periods indicated. The financial data for periods ended June 30, 2018 and earlier is the financial history of the Predecessor Funds, which have been reorganized into the Funds. Prior to the Reorganization, each Fund was a “shell” fund with no assets and had not commenced operations.
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five fiscal years or shorter period as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Funds (assuming reinvestment of all dividends and distributions). The information has been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, are included in the Predecessor Funds’ annual report. Further information about the Predecessor Funds’ performance is contained in the annual and semi-annual reports, which are available upon request.

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	Period Inception(1) through June 30, 2019
Net Asset Value, Beginning of Period	$21.40	$24.10	$26.07

Investment Operations:
Net investment income (loss)(2)	(0.01)	0.17	0.13
Net realized and unrealized gain (loss) on investments	13.06	(2.12)	(0.32)
Total from investment operations	13.05	(1.95)	(0.19)

Less distributions from:
Net investment income	(0.13)	(0.10)	—
Net realized gains	—	(0.65)	(1.78)
Total distributions	(0.13)	(0.75)	(1.78)
Net Asset Value, End of Period	$34.32	$21.40	$24.10

Total Return(3)(4)	61.15%	-8.54%	0.04%

Supplemental Data and Ratios
Net assets, end of period (000's omitted)	$142,863	$93,359	$12,920
Ratio of expenses to average net assets(5)	1.39%	1.40%	1.43%
Ratio of net investment income (loss) to average net assets(5)	(0.05)%	0.75%	0.68%
Portfolio Turnover(4)(6)	41.64%	47.68%	38.73%
(1)Inception date of Class A was September 17, 2018.
(2)Per share amounts calculated using the average shares method.
(3)Total return does not reflect sales charges.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.
(6)Portfolio turnover disclosed is for the Fund as a whole.

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net Asset Value, Beginning of Year	$16.53	$18.82	$19.79	$19.90	$16.70

Investment Operations:
Net investment loss(1)	(0.17)	(0.00)(2)	(0.03)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	10.06	(1.64)	0.84	1.22	3.38
Total from investment operations	9.89	(1.64)	0.81	1.10	3.24

Less distributions from:
Net investment income	(0.04)	—	—	—	—
Net realized gains	—	(0.65)	(1.78)	(1.21)	(0.04)
Total distributions	(0.04)	(0.65)	(1.78)	(1.21)	(0.04)
Net Asset Value, End of Year	$26.38	$16.53	$18.82	$19.79	$19.90

Total Return(3)	59.89%	-9.21%	5.07%	5.57%	19.42%

Supplemental Data and Ratios
Net assets, end of year (000's omitted)	$289,103	$248,420	$400,820	$456,794	$493,526
Ratio of expenses to average net assets	2.14%	2.15%	2.19%	2.25%	2.25%
Ratio of net investment loss to average net assets	(0.80)%	(0.00)%(5)	(0.15)%	(0.60)%	(0.74)%
Portfolio Turnover(4)	41.64%	47.68%	38.73%	53.79%	55.51%
(1)Per share amounts calculated using the average shares method.
(2)Amount rounds to less than $0.01 per share.
(3)Total return does not reflect sales charges.
(4)Portfolio turnover disclosed is for the Fund as a whole.
(5)Amount rounds to less than 0.01%

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net Asset Value, Beginning of Year	$21.51	$24.15	$24.64	$24.25	$20.15

Investment Operations:
Net investment income(1)	0.06(3)	0.23	0.20	0.10	0.06
Net realized and unrealized gain (loss) on investments	13.13	(2.13)	1.09	1.50	4.08
Total from investment operations	13.19	(1.90)	1.29	1.60	4.14

Less distributions from:
Net investment income	(0.16)	(0.09)	—	—	—
Net realized gains	—	(0.65)	(1.78)	(1.21)	(0.04)
Total distributions	(0.16)	(0.74)	(1.78)	(1.21)	(0.04)
Net Asset Value, End of Year	$34.54	$21.51	$24.15	$24.64	$24.25

Total Return	61.49%	-8.27%	6.06%	6.66%	20.56%

Supplemental Data and Ratios
Net assets, end of year (000's omitted)	$322,350	$166,492	$194,298	$204,963	$198,876
Ratio of expenses to average net assets	1.14%	1.15%	1.19%	1.25%	1.25%
Ratio of net investment income to average net assets	0.20%	1.00%	0.85%	0.40%	0.26%
Portfolio Turnover(2)	41.64%	47.68%	38.73%	53.79%	55.51%
(1)Per share amounts calculated using the average shares method.
(2)Portfolio turnover disclosed is for the Fund as a whole.
(3)Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net Asset Value, Beginning of Year	$15.19	$17.24	$17.46	$16.90	$13.61

Investment Operations:
Net investment loss(1)	(0.15)	(0.01)	(0.03)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	12.43	(2.04)	(0.05)	0.65	3.37
Total from investment operations	12.28	(2.05)	(0.08)	0.56	3.29

Less distributions from:
Net realized gains	—	—	(0.14)	—	—
Total distributions	—	—	(0.14)	—	—
Net Asset Value, End of Year	$27.47	$15.19	$17.24	$17.46	$16.90

Total Return(2)	80.84%	-11.89%	-0.38%	3.31%	24.17%

Supplemental Data and Ratios
Net assets, end of year (000's omitted)	$31,827	$15,873	$17,801	$23,176	$31,537
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.70%	1.81%	1.73%	1.62%	1.61%
After expense waiver/recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss to average net assets:
After expense waiver/recoupment	(0.68)%	(0.07)%	(0.17)%	(0.54)%	(0.50)%
Portfolio Turnover	47.32%	45.05%	35.03%	52.98%	64.90%
(1)Per share amounts calculated using the average shares method.
(2)Total return does not reflect sales charges.

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net Asset Value, Beginning of Year	$13.52	$15.45	$15.78	$15.39	$12.49

Investment Operations:
Net investment loss(1)	(0.28)	(0.12)	(0.14)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	11.01	(1.81)	(0.05)	0.59	3.08
Total from investment operations	10.73	(1.93)	(0.19)	0.39	2.90

Less distributions from:
Net realized gains	—	—	(0.14)	—	—
Total distributions	—	—	(0.14)	—	—
Net Asset Value, End of Year	$24.25	$13.52	$15.45	$15.78	$15.39

Total Return(2)	79.36%	-12.49%	-1.12%	2.53%	23.22%

Supplemental Data and Ratios
Net assets, end of year (000's omitted)	$16,515	$11,135	$19,532	$24,484	$35,107
Ratio of expenses to average net assets:
Before expense waiver/recoupment	2.46%	2.55%	2.48%	2.37%	2.36%
After expense waiver/recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets:
After expense waiver/recoupment	(1.43)%	(0.82)%	(0.92)%	(1.29)%	(1.25)%
Portfolio Turnover	47.32%	45.05%	35.03%	52.98%	64.90%
(1)Per share amounts calculated using the average shares method.
(2)Total return does not reflect sales charges.

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net Asset Value, Beginning of Year	$15.39	$17.42	$17.60	$16.99	$13.65

Investment Operations:
Net investment income (loss)(1)	(0.10)	0.03	0.01	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	12.60	(2.06)	(0.05)	0.66	3.38
Total from investment operations	12.50	(2.03)	(0.04)	0.61	3.34

Less distributions from:
Net realized gains	—	—	(0.14)	—	—
Total distributions	—	—	(0.14)	—	—
Net Asset Value, End of Year	$27.89	$15.39	$17.42	$17.60	$16.99

Total Return	81.22%	-11.65%	-0.15%	3.59%	24.47%

Supplemental Data and Ratios
Net assets, end of year (000's omitted)	$92,191	$29,211	$41,256	$73,788	$86,824
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.43%	1.55%	1.48%	1.37%	1.36%
After expense waiver/recoupment	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After expense waiver/recoupment	(0.43)%	0.18%	0.08%	(0.29)%	(0.25)%
Portfolio Turnover	47.32%	45.05%	35.03%	52.98%	64.90%
(1) Per share amounts calculated using the average shares method.

Investment Adviser
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, New York 10577-2119

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

PRIVACY NOTICE
The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Olstein Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION
You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ prior fiscal period.
You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at (800) 799-2113, by visiting the Funds’ website at https://www.olsteinfunds.com or by writing to:
Olstein Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You can review and copy information, including the Funds’ reports and SAI:
•Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

APPENDIX A
Financial Intermediary-Specific Sales Charge Waivers and Discounts
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts depends on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Class A shares of either Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI. For those shareholders, the Fund's Class A front-end sales charge will not apply to Class A shares purchased by or through:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
1.Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
2.Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
3.Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
4.Shares purchased through a Morgan Stanley self-directed brokerage account.
5.Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program.
6.Shares purchased from the proceeds of redemptions from an Olstein Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-

end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Funds’ Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching RMD age as described in the fund’s prospectus.
•Shares sold to pay Raymond James’ fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a Right of Reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets. Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott, LLC (“Janney”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching RMD age as described in the fund’s Prospectus.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. ("OPCO")
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waiver on Class A shares available at OPCO
–Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
–Shares purchased by or through a 529 plan
–Shares purchased through a OPCO affiliated investment advisory program
–Share purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
–Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
–A shareholder in the Fund's C Class shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
–Employees and registered representatives of OPCO or its affiliates and their family members
–Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and Class C shares available at OPCO
–Death or disability of the shareholder
–Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
–Return of excess contributions from an IRA Account
–Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching RMD age as described in the prospectus
–Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
–Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
–Breakpoints as described in this prospectus.
–Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A, and Class C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time